Exhibit (s)

NEXPOINT CAPITAL, INC.

POWER OF ATTORNEY

NexPoint Capital, Inc. (the “Company”) and the undersigned Director constitutes and appoints each of Dustin Norris, Frank Waterhouse and Clifford Stoops (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of the Company the registration statement of the Company and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Company, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Director themselves might or could do.

IN WITNESS WHEREOF, the Company has caused this Power of Attorney to be executed in its name by its Secretary, Treasurer, Principal Accounting Officer and Principal Financial Officer and attested by its Assistant Treasurer, and the undersigned Director has hereunto set his hand this 8th day of December 2017.

/s/ Dustin Norris	/s/ Frank Waterhouse
Dustin Norris	Frank Waterhouse
Secretary	Treasurer, Principal Accounting Officer
and Principal Financial Officer

ATTEST

/s/ Clifford Stoops
Clifford Stoops
Assistant Treasurer

DIRECTOR:

/s/ John Honis
John Honis

NEXPOINT CAPITAL, INC.

POWER OF ATTORNEY

NexPoint Capital, Inc. (the “Company”) and the undersigned Director constitutes and appoints each of Dustin Norris, Frank Waterhouse and Clifford Stoops (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of the Company the registration statement of the Company and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Company, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Director themselves might or could do.

IN WITNESS WHEREOF, the Company has caused this Power of Attorney to be executed in its name by its Secretary, Treasurer, Principal Accounting Officer and Principal Financial Officer and attested by its Assistant Treasurer, and the undersigned Director has hereunto set his hand this 8th day of December 2017.

/s/ Dustin Norris	/s/ Frank Waterhouse
Dustin Norris	Frank Waterhouse
Secretary	Treasurer, Principal Accounting Officer
and Principal Financial Officer

ATTEST

/s/ Clifford Stoops
Clifford Stoops
Assistant Treasurer

DIRECTOR:

/s/ Bryan A. Ward
Bryan A. Ward

NEXPOINT CAPITAL, INC.

POWER OF ATTORNEY

NexPoint Capital, Inc. (the “Company”) and the undersigned Director constitutes and appoints each of Dustin Norris, Frank Waterhouse and Clifford Stoops (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of the Company the registration statement of the Company and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Company, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Director themselves might or could do.

IN WITNESS WHEREOF, the Company has caused this Power of Attorney to be executed in its name by its Secretary, Treasurer, Principal Accounting Officer and Principal Financial Officer and attested by its Assistant Treasurer, and the undersigned Director has hereunto set his hand this 8th day of December 2017.

/s/ Dustin Norris	/s/ Frank Waterhouse
Dustin Norris	Frank Waterhouse
Secretary	Treasurer, Principal Accounting Officer
and Principal Financial Officer

ATTEST

/s/ Clifford Stoops
Clifford Stoops
Assistant Treasurer

DIRECTOR:

/s/ Timothy K. Hui
Timothy K. Hui

NEXPOINT CAPITAL, INC.

POWER OF ATTORNEY

NexPoint Capital, Inc. (the “Company”) and the undersigned Director constitutes and appoints each of Dustin Norris, Frank Waterhouse and Clifford Stoops (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of the Company the registration statement of the Company and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Company, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Director themselves might or could do.

IN WITNESS WHEREOF, the Company has caused this Power of Attorney to be executed in its name by its Secretary, Treasurer, Principal Accounting Officer and Principal Financial Officer and attested by its Assistant Treasurer, and the undersigned Director has hereunto set his hand this 8th day of December 2017.

/s/ Dustin Norris	/s/ Frank Waterhouse
Dustin Norris	Frank Waterhouse
Secretary	Treasurer, Principal Accounting Officer
and Principal Financial Officer

ATTEST

/s/ Clifford Stoops
Clifford Stoops
Assistant Treasurer

DIRECTOR:

/s/ Dr. Bob Froehlich
Dr. Bob Froehlich

NEXPOINT CAPITAL, INC.

POWER OF ATTORNEY

NexPoint Capital, Inc. (the “Company”) and the undersigned Director constitutes and appoints each of Dustin Norris, Frank Waterhouse and Clifford Stoops (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of the Company the registration statement of the Company and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Company, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Director themselves might or could do.

IN WITNESS WHEREOF, the Company has caused this Power of Attorney to be executed in its name by its Secretary, Treasurer, Principal Accounting Officer and Principal Financial Officer and attested by its Assistant Treasurer, and the undersigned Director has hereunto set his hand this 8th day of December 2017.

/s/ Dustin Norris	/s/ Frank Waterhouse
Dustin Norris	Frank Waterhouse
Secretary	Treasurer, Principal Accounting Officer
and Principal Financial Officer

ATTEST

/s/ Clifford Stoops
Clifford Stoops
Assistant Treasurer

DIRECTOR:

/s/ Ethan Powell
Ethan Powell

NEXPOINT CAPITAL, INC.

POWER OF ATTORNEY

NexPoint Capital, Inc. (the “Company”) and the undersigned Director constitutes and appoints each of Frank Waterhouse and Clifford Stoops (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of the Company the registration statement of the Company and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Company, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Director themselves might or could do.

IN WITNESS WHEREOF, the Company has caused this Power of Attorney to be executed in its name by its Treasurer, Principal Accounting Officer and Principal Financial Officer and attested by its Assistant Treasurer, and the undersigned Director has hereunto set his hand this 26th day of February 2018.

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer,
Principal Financial Officer

ATTEST

/s/ Clifford Stoops
Clifford Stoops
Assistant Treasurer

DIRECTOR:

/s/ Dustin Norris
Dustin Norris